                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): December 28, 2007
                                                  ------------------------------


                      Banc of America Funding 2007-3 Trust
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           (Exact name of issuing entity as specified in its charter)


                       Banc of America Funding Corporation
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                (Exact name of depositor as specified in charter)


                      Bank of America, National Association
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                 (Exact name of sponsor as specified in charter)


                                                          54-2199568
                                                          54-2199569
                                                          54-2199570
                                                          54-2199571
                                                          54-2199572
                                                          54-2199573
       New York                          333-130536-18    54-6744144
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(State or other jurisdiction of  (Commission File Number  (IRS Employer
incorporation of issuing entity) of issuing entity)       Identification Nos. of
                                                           issuing entity)

214 North Tryon Street, Charlotte, North Carolina             28255
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(Address of Principal Executive Offices)                    (Zip Code)


Depositor's telephone number, including area code         (704) 386-2400
                                                  ------------------------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a- 12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     This amendment on Form 8-K/A amends and supersedes Exhibits 10.7 and 10.8 to the Form 8-K previously filed on May 15, 2007 (accession no. 0001379434-07-000098), which were draft versions of the respective final agreements that are attached hereto. By request of the rating agencies on this transaction, the attached final agreements reflect revisions to their respective credit support annex and schedule. No substantive revisions were made to the respective confirmations of these documents.

Section 9 - Financial Statements and Exhibits


Item 9.01 (d) Exhibits

Exhibit No.

10.7 BANA Interest Rate Cap Agreements, dated April 30, 2007, between Wells Fargo Bank, N.A. and Bank of America, National Association.

10.8 BANA Interest Rate Swap Agreements, dated April 30, 2007, between Wells Fargo Bank, N.A and Bank of America, National Association.


                            Signature page to follow

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            BANC OF AMERICA FUNDING CORPORATION

                                            By:      /s/ Scott Evans
                                                 -------------------------------
                                            Name: Scott Evans
                                            Title:   Senior Vice President


Date:  December 28, 2007

                       BANC OF AMERICA FUNDING CORPORATION

                                  EXHIBIT INDEX


 Exhibit No.              Exhibit Description                    Paper (P) or
 -----------              -------------------                    ------------
                                                                 Electronic (E)
                                                                 --------------

 10.7               BANA Interest Rate Cap Agreements, dated          E
                    April 30, 2007,  between Wells Fargo Bank,
                    N.A. and Bank of America, National
                    Association.
 10.8               BANA Interest Rate Swap Agreements, dated          E
                    April 30, 2007, between Wells Fargo Bank, N.A and Bank of America, National Association